EXHIBIT 24



                             POWER OF ATTORNEY


          The undersigned, acting in the capacity or capacities stated with their respective names below, hereby constitute and appoint GILBERT L. KLEMANN, II, EDWARD P. SMITH and A. ROBERT COLBY, and each of them severally, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below the Annual Report on Form 10-K of American Brands, Inc. for the fiscal year ended December 31, 1994, and any and all amendments thereto:

     Signature                  Title                     Date



   Thomas C. Hays
----------------------  Chairman of the Board      February 24, 1995
   Thomas C. Hays        and Chief Executive
                          Officer (principal
                        executive officer) and
                               Director



   John T. Ludes
----------------------   President and Chief       February 24, 1995
   John T. Ludes        Operating Officer and
                               Director



 Robert L. Plancher
----------------------  Senior Vice President      February 27, 1995
 Robert L. Plancher      and Chief Accounting
                          Officer (principal
                         accounting officer)



  D.L. Bauerlein, Jr.
----------------------  Senior Vice President      February 27, 1995
Dudley L. Bauerlein, Jr. and Chief Financial
                          Officer (principal
                          financial officer)



  William J. Alley
----------------------         Director            February 28, 1995
  William J. Alley

 Eugene R. Anderson
----------------------         Director            February 27, 1995
 Eugene R. Anderson



 Patricia O. Ewers
----------------------         Director            February 28, 1995
 Patricia O. Ewers



John W. Johnstone, Jr.
----------------------         Director            February 27, 1995
John W. Johnstone, Jr.



 Wendell J. Kelley
----------------------         Director            February 27, 1995
 Wendell J. Kelley



  Sidney Kirschner
----------------------         Director            February 28, 1995
  Sidney Kirschner



    G.R. Lohman
----------------------         Director            February 28, 1995
  Gordon R. Lohman



Charles H. Pistor, Jr.
----------------------         Director            February 27, 1995
Charles H. Pistor, Jr.



  Peter M. Wilson
----------------------         Director            February 27, 1995
  Peter M. Wilson









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